Income taxes (Tables)	12 Months Ended
Mar. 31, 2026
Income Tax Disclosure [Abstract]
Schedule Of Components Of Income Tax Expense

Income taxes expenses consisted of the following:

	For the years ended March 31,
	2026	2025	2024

Current
PRC income tax provision	$168,170	$594,040	$459,215

Deferred
PRC income tax	(28,770)	(2,932)	(7,426)
Income tax expenses	$139,400	$591,108	$451,789

Schedule of Effective Income Tax Rate Reconciliation

The following table reconciles the PRC statutory rate to the Company’s effective tax rates:

	For the years ended March 31,
	2026	2025	2024

The PRC statutory tax rate	25.0%	25.0%	25.0%
Effect of tax exempted entities in Cayman Islands and BVI	(27.7)%	4.2%	1.7%
Effect of the PRC preferential tax rates	(6.1)%	(5.6)%	(10.6)%
Non-deductible expenses	(2.1)%	1.2%	13.0%
Effect of changes in valuation allowance	(2.9)%	0.1%	0.3%
Effective tax rate	(13.8)%	24.9%	29.4%

Schedule of Components Of Deferred Tax Assets

Significant components of deferred tax assets were as follows:

	As of March 31,
	2026	2025
Deferred tax assets derived from
Allowance for expected credit losses	$67,222	$35,743
Net operating losses (“NOLs”)	5,477	9,819
Less: valuation allowance on NOLs of Chongqing Dayuan*	-	(4,613)
Deferred tax assets, net	$72,699	$40,949

*	As of March 31, 2025, the Company maintained a full valuation allowance against the deferred tax assets (DTAs) of Chongqing Dayuan, as management concluded it was more likely than not that these assets would not be realized in the foreseeable future. However, during the year ended March 31, 2026, Chongqing Dayuan generated pre-tax income of RMB 217,967 ($30,691), which utilized the majority of its net operating loss carryforwards. Consequently, management determined that the remaining DTAs are fully realizable, and the valuation allowance was reversed as of March 31, 2026.